UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): May 22, 2007

Emerson Electric Co.

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(Exact Name of Registrant as Specified in its Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	Feb ’07	Mar ’07	Apr ’07
Process Management	+15	+10 to +15	+10 to +15
Industrial Automation	+15	+10 to +15	+10 to +15
Network Power	0	+5	+5 to +10
Climate Technologies	+0 to +5	+5 to +10	+10 to +15
Appliance and Tools	+0 to +5	+0 to +5	+0 to +5
Total Emerson	+5 to +10	+5 to +10	+10

April 2007 Order Comments:

Order growth increased to positive 10 percent for the three months ended in April. Orders continued to benefit from the weaker dollar as favorable currency exchange rates contributed nearly 4 percentage points to the increase.

Process Management maintained double-digit order growth led by spending from the global energy markets. Order growth was driven by strength from Europe, Asia and the Middle East.

Order growth for Industrial Automation remained at high levels and was led by the power generating alternator, electrical distribution and electronic drives businesses.

Order growth increased for Network Power and continued to be led by the uninterruptible power supply (UPS), precision cooling and China power systems businesses.

Climate Technologies orders continued to trend positively with moderate improvement in the United States and continued strength in Europe and Asia.

Appliance and Tools order growth remained in the 0 to 5 percent range driven by activity in the non-residential construction markets. Strong growth in the tools business offset softness in the storage and appliance businesses.

Upcoming Investor Events:

On May 23, 2007, at 10:45 a.m. EDT, Emerson Chairman, Chief Executive Officer and President, David N. Farr will present at the 2007 Electrical Products Group Conference in Longboat Key, Florida. Consistent with fiscal year 2007 guidance previously issued by the Company, Mr. Farr will reaffirm that the Company expects sales growth in the range of 9% to 11% and earnings per share in the range of $2.50 to $2.60. The presentation slides will be posted at the presentation starting time in the Investor Relations area of Emerson’s Web site at www.emerson.com/financial. The presentation slides will be available for approximately one week at the same location on the Web site.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate Web site as they occur.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, and competitive and technological factors, among others, as set forth in the Company’s most recent Form 10-K filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: May 22, 2007	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary

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